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                                  EXHIBIT 99.1

               CAUTIONARY STATEMENTS FOR PURPOSES OF THE PRIVATE
                    SECURITIES LITIGATION REFORM ACT OF 1995


         JDN Realty Corporation (the "Company") is filing this Current Report on Form 8-K in order to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Many of the important factors discussed below have been discussed in the Company's previous SEC filings.

         Management may from time to time make certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. When used, statements which are not historical in nature including the words "anticipate," "estimate," "should," "expect," "believe," "intend" and similar expressions are intended to identify forward-looking statements. Such statements are, by their nature, subject to certain risks and uncertainties. Among the factors that could cause actual consolidated results from operations to differ materially from those projected in the Company's forward-looking statements are the following:

SIGNIFICANT RELIANCE ON MAJOR TENANTS; RISK OF BANKRUPTCY

         As of December 31, 1997, each of Wal-Mart and Lowe's leased more than 10% of the gross leaseable area owned directly by the Company ("Company GLA") and accounted for more than 10% of the Company's total minimum rent. No other single tenant accounts for more than 10% of Company GLA or more than 10% total minimum rent in 1997. The Company could be adversely affected and distributions could be reduced in the event of changes in the financial condition or corporate strategy of any of the Company's major tenants, and particularly if there are changes in Wal-Mart's or Lowe's ability to complete and lease existing development and redevelopment projects on schedule and within budget, or either of such tenants is unable to pay its rent as it becomes due or does not renew its leases as they expire. To the extent that Wal-Mart or Lowe's discontinues providing or provides significantly fewer assignments of development projects to the Company and the Company is unable to replace the income from these assignments with economically advantageous assignments from other value-oriented retail anchor tenants, there would be a material adverse effect on income and funds from operations and, consequently, distributions could be reduced. Further, the bankruptcy or insolvency of a major tenant or a number of smaller tenants may have an adverse impact on the properties affected and on the income produced by such properties.

DEPENDENCE ON AND INFLUENCE OF EXECUTIVE OFFICERS AND DIRECTORS

         The Company is dependent on the efforts of its executive officers, and particularly J. Donald Nichols and Elizabeth L. Nichols. The loss of their services could have an adverse effect on the operations of the Company. J. Donald Nichols and Elizabeth L. Nichols, each of whom is a director and an executive officer, and the other directors and executive officers of the Company have substantial influence on the affairs of the Company, including the ability of the directors to amend the investment and financing policies of the Company without a vote of the holders of the Common Stock. Any such amendments could result in decisions that are detrimental to the value of the Company.





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RISK OF LEVERAGE AND DEFAULT; RISK OF BALLOON PAYMENTS OF DEBT

         The Company is subject to the risks normally associated with debt financing, including the risk that the Company's cash provided by operating activities will be insufficient to meet required payments of principal and interest, the risk that the Company will not be able to pay or refinance indebtedness on its properties or that the terms of a refinancing will not be as favorable as the terms of existing indebtedness.

         If prevailing interest rates or other factors at the time of refinancing result in higher interest rates on refinancing, the Company's interest costs would increase, which would adversely affect the Company's costs and related returns the Company realizes on its development and redevelopment activities, cash provided by operating activities and its ability to make distributions or payments to holders of the Company's securities. In addition, in the event the Company were unable to secure refinancing of such indebtedness on acceptable terms, the Company might be forced to dispose of properties upon disadvantageous terms, which might result in losses to the Company and might adversely affect the Company's funds from operations. In addition, if a property or properties are mortgaged to secure payment of indebtedness and the Company is unable to meet mortgage payments, the property could be foreclosed upon by or otherwise transferred to the mortgagee with a consequent loss of income and asset value to the Company.

         The Company's present policy prohibits incurring debt (secured or unsecured) in excess of 60% of total market capitalization. This limitation can be changed by the Board of Directors without approval of the holders of the Common Stock. The Charter and Bylaws of the Company do not limit the amount of borrowings the Company can incur.

GENERAL REAL ESTATE INVESTMENT RISKS

         General. Real property investments are subject to varying degrees of risk. Real estate values and the income generated from real estate investments may be affected by a number of factors, including changes in the general economic climate, local conditions (such as an oversupply of or a reduction in demand for shopping center space in an area), the quality and philosophy of management, competition from other available space, the ability of the owner to provide adequate maintenance and insurance and variable operating costs (including real estate taxes). Real estate values and the income from real properties are also affected by such factors as the costs associated with federal, state and local government laws and regulations (including, for example, environmental, zoning and other land use laws and regulations), changes in business conditions and the general economy as they affect interest rate levels, the availability of financing and potential liability under and changes in environmental and other laws.

         Dependence on rental income from real property. Because substantially all of the Company's income is derived from rental income from real property, the Company's income and funds from operations would be adversely affected if a significant number of the Company's tenants were unable to meet their obligations to the Company, or if the Company were unable to lease on economically favorable terms a significant amount of space in its properties. In the event of default by a tenant, the Company may experience delays in enforcing, and incur substantial costs to enforce, its rights as landlord. In addition, certain significant expenditures associated with ownership of real estate (such as mortgage payments, real estate taxes and maintenance costs) are generally not reduced when circumstances cause a reduction in income from the investment.





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         Operating Risks.  The Company's shopping center properties are subject to all operating risks common to shopping center developments and are particularly subject to the risks of changing economic conditions that affect value-oriented retailers and the retail industry as a whole. Such risks include: competition from other shopping center developments and developers; excessive building of comparable properties or increases in unemployment in the areas in which the Company's properties are located, either of which might adversely affect occupancy or rental rates; increases in operating costs due to inflation and other factors, which increases may not necessarily be offset by increased rents; inability or unwillingness of lessees to pay rent increases; changes in general economic conditions or consumer preferences that affect the demand for value-oriented retailers or that result in the merger of or closings by such retailers, the availability of debt and equity capital with favorable terms and conditions; and future enactment of laws regulating public places, including present and possible future laws relating to access by disabled persons. If operating expenses increase, the local rental market may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. If any of the above occurred, the Company's ability to make distributions or payments to holders of its securities could be adversely affected.

         Illiquidity of Real Estate. Equity real estate investments are relatively illiquid and therefore may tend to limit the ability of the Company to react promptly in response to changes in economic or other conditions. Further, the Internal Revenue Code of 1986, as amended (the "Code"), places a 100% tax on the sale of certain properties held for fewer than four years, which may affect the Company's ability to sell properties without adversely affecting returns to holders of the Company's securities.

         Ability to Rent Unleased Space. The ability of the Company to rent unleased space is affected by many factors, including certain covenants restricting the use of other space at a property found in certain leases with tenants in shopping centers. In addition, the Company may incur costs in making improvements or repairs to a property required by a new tenant. There can be no assurance that any tenant whose lease expires in the future will renew such lease or that the Company will be able to re-lease space on economically advantageous terms.

         Effect of Uninsured Loss on Performance. The Company carries comprehensive liability, fire, flood, extended coverage and rental loss insurance with respect to its properties with policy specifications and insured limits customarily carried for similar properties. There are, however, certain types of losses (such as from wars or earthquakes) that are either uninsurable or insurable only at costs which are not economically justifiable. Should an uninsured loss occur, the Company could lose both its invested capital in, and anticipated profits from, the property and would continue to be obligated to repay any recourse mortgage indebtedness on the property.

         Competition. There are numerous commercial developers, real estate companies and other owners of real estate, including those that operate in the region in which the Company's properties are located, that compete with the Company in seeking land for development, properties for acquisition and tenants for properties. Certain of these competitors may have greater capital and other resources than the Company.

         Potential Environmental Liability and Cost of Remediation. Under various federal, state and local environmental laws, ordinances and regulations, the Company may be considered an owner or operator of real property and therefore may become liable for the costs of removal or remediation of certain hazardous or toxic substances at, under or disposed of in connection with such property, as well as certain other potential costs relating to hazardous or toxic substances (including government fines and injuries to persons and adjacent property). These laws often impose such liability without regard to whether the owner knew of,





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or was responsible for, the presence or disposal of such substances and may be imposed on the owner in connection with the activities of an operator of the property. The cost of any required remediation, removal, fines or personal or property damages and the owner's liability therefor could exceed the value of the property. In addition, the presence of such substances, or the failure to properly dispose of or remediate such substances, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral which, in turn, would reduce the owner's revenues.

         Americans with Disabilities Act. The Company's properties and any additional developments or acquisitions must comply with Title III of the Americans with Disabilities Act (the "ADA"). Compliance with the ADA's requirements could require removal of structural, architectural or communication barriers to handicapped access and utilization in certain public areas of the Company's properties. Noncompliance could result in injunctive relief, imposition of fines or an award of damages to private litigants. If changes are required to bring any of the properties into compliance with the ADA, the Company's ability to make expected distributions could be adversely affected. The Company believes that its competitors face similar costs to comply with the requirements of the ADA.

RISKS INHERENT IN DEVELOPMENT AND ACQUISITION ACTIVITIES

         Developing or expanding existing shopping centers is an integral part of the Company's strategy for maintaining and enhancing the value of its shopping center portfolio. While the Company's policies with respect to its activities are intended to limit some of the risks otherwise associated with those activities (including not commencing construction on a project prior to obtaining a commitment from an anchor tenant), the Company nevertheless will incur certain risks, including risks related to delays in construction and lease-up, costs of materials, financing availability, volatility in interest rates, labor availability, and the failure of properties to perform as expected.

LIMITATIONS ON POTENTIAL CHANGES IN CONTROL

         Certain provisions of the Company's Charter and Bylaws and Maryland law may make a change in the control of the Company more difficult, even if a change of control were in the shareholders' interest. These provisions include the limitation on ownership of the Company's capital stock by any single holder (other than the Nichols, their immediate family and certain affiliates) to (a) 8% of either the number or the value of the outstanding shares of Common Stock and (b) 8% of either the number or the value of the outstanding shares of Preferred Stock, the staggered terms of the Company's Board of Directors, super-majority voting and business combination provisions and the ability of the Company's Board of Directors to issue Preferred Stock without shareholder approval.





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ADVERSE TAX CONSEQUENCES

         Tax Liabilities of Failure to Qualify as a REIT. The Company is treated for federal income tax purposes as a REIT under the Code. No assurance can be given that the Company will continue to operate in a manner enabling it to remain so qualified. Qualification as a REIT involves the application of highly technical and complex Code provisions which have only a limited number of judicial or administrative interpretations, and the determination of various factual matters and circumstances not entirely within the Company's control may impact its ability to qualify as a REIT. In addition, no assurance can be given that new legislation, regulations, administrative interpretations or court decisions will not significantly change the tax laws with respect to the qualification as a REIT or the federal income tax consequences of such qualification.

         If in any taxable year the Company does not qualify as a REIT, it would be taxed as a corporation and distributions to the holders of the Company's capital stock would not be deductible by the Company in computing its taxable income. In addition, unless entitled to relief under certain statutory provisions, the Company would also be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost. This treatment would reduce the net earnings of the Company available for investment or distribution or payment to holders of its securities because of the additional tax liability to the Company for the year or years involved. In addition, the Company would no longer be required by the Code to make any distributions.

         To qualify as a REIT, the Company will be required to distribute at least 95% of its taxable income to its shareholders each year. Possible timing differences between receipt of income and payment of expenses, and the inclusion and deduction of such amounts in determining taxable income, could require the Company to reduce its dividends below the level necessary to maintain its qualification as a REIT, which would have material adverse tax consequences.

         Other REIT Taxes. Although qualified to be taxed as a REIT, certain transactions or other events could lead to the Company being taxed at rates ranging from 4% to 100% on certain income or gains.

         These risks, uncertainties and factors that could cause actual consolidated results from operations to differ materially from those projected in forward-looking statements made by or on behalf of the Company may be amended or supplemented from time to time in the Company's other filings with the Securities and Exchange Commission.




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